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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Packaged Ice, Inc. and subsidiaries (the "Company") on Form S-4 of our report on the Company dated March 27, 1998 and our report on Reddy Ice Corporation ("Reddy") dated April 14, 1998, both appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in the Prospectus.




DELOITTE & TOUCHE LLP
Houston, Texas


June 29, 1998